Supplement to the
Fidelity® New Markets
Income Fund
February 28, 2002
Prospectus

On October 17, 2002, the Board of Trustees of Fidelity New Markets Income Fund authorized the reduction of the fund's redemption fee period from 180 days to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 1.00% of the amount redeemed.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 5.

For the periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fundA
New Markets Income
Return Before Taxes	6.65%	8.75%	12.10%
Return After Taxes on Distributions	2.27%	3.98%	7.69%
Return After Taxes on Distributions and Sale of Fund Shares	3.98%	4.53%	7.57%
J.P. Morgan Emerging Markets Bond Index (reflects no deduction for fees, expenses, or taxes)	14.80%	10.58%	13.59%
J.P. Morgan Emerging Markets Bond Index Global Linked Index (reflects no deduction for fees, expenses, or taxes)	1.36%	7.35%	11.70%
J.P. Morgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses, or taxes)	1.36%	7.35%	--
LipperSM Emerging Markets Debt Funds Average (reflects no deduction for sales charges or taxes)	11.53%	4.51%	--

A From May 4, 1993.

The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section on page 5.

Going forward, New Markets Income's performance will be compared to the J.P. Morgan Emerging Markets Bond Index Global Linked Index rather than the J.P. Morgan Emerging Markets Bond Index because the J.P. Morgan Emerging Markets Bond Index is being discontinued as of June 28, 2002.

NMI-02-03 October 24, 2002
1.711501.110

J.P. Morgan Emerging Markets Bond Index Global Linked Index represents the returns of the J.P. Morgan Emerging Markets Bond Index (EMBI) from the commencement of the fund on May 4, 1993 until December 31, 1993 and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) beginning December 31, 1993. The EMBI is a market value-weighted index of U.S. dollar denominated sovereign restructured debt issues. The EMBI Global is a market value-weighted index of U.S. dollar denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging market's sovereign and quasi-sovereign entities. The EMBI Global currently covers 31 emerging markets.

The following information replaces similar information found under the heading "Shareholder fees (paid by the investors directly)" in the "Fund Summary" section on page 6.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.00%

A A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in the fund's net asset value per share (NAV).

The following information replaces similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 13.

The fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 90 days. Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

SUPPLEMENT TO THE

FIDELITY® NEW MARKETS INCOME FUND

February 28, 2002

STATEMENT OF ADDITIONAL INFORMATION

On October 17, 2002, the Board of Trustees of Fidelity New Markets Income Fund authorized the reduction of the fund's redemption fee period from 180 days to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 1.00% of the amount redeemed.

The following information replaces similar information found under the heading "Historical Fund Results" in the "Performance" section on page 21.

Explanatory Notes: With an initial investment of $10,000 in the fund on May 4, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $26,506. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $9,009 for dividends and $1,240 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee applicable to shares held less than 90 days.

Effective September 18, 2002, Ms. Johnson was elected to the Board of Trustees. The following information replaces the similar information found in the "Trustees and Officers" section on page 26.

NMIB-02-01 October 24, 2002
1.717694.108

Abigail P. Johnson (40)

Year of Election or Appointment: 2002

Trustee of Fidelity School Street Trust. Senior Vice President of New Markets Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Effective September 18, 2002, Mr. Stavropoulos was elected to the Board of Trustees. The following information replaces the similar information found in the "Trustees and Officers" section on page 29.

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Trustee of Fidelity School Street Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Effective March 1, 2002, Robert A. Dwight no longer serves as Treasurer of the Fidelity funds. The following information has been removed from the "Trustees and Officers" section on page 29.

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of New Markets Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Effective March 18, 2002, Maria F. Dwyer serves as Treasurer of the Fidelity funds. The following information replaces the similar information found under the "Trustees and Officers" section on page 29.

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of New Markets Income. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Effective July 18, 2002, Mr. Maloney no longer serves as Assistant Treasurer of New Markets Income. The following information has been removed from the "Trustees and Officers" section on page 30.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of New Markets Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Effective July 18, 2002, Mr. Knox serves as Assistant Treasurer of New Markets Income. The following information supplements the similar information found in the "Trustees and Officers" section on page 30.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of New Markets Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).